UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2005

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East , Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On Wednesday, December 21, 2005, the Company hosted a conference call to review and update financial projections in light of the completed acquisition of PacifiCare Health Systems, Inc., and to update investors and analysts on other recent business developments. A copy of the conference call meeting script is furnished herewith as Exhibit 99 and incorporated in this Item 7.01 by reference. The meeting script contains forward-looking statements regarding the Company.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

UnitedHealth Group and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases (including the earnings release attached as Exhibit 99 to this report and the earnings conference call described in such earnings release), filings with the Securities and Exchange Commission, reports to shareholders and in meetings with analysts and investors. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Some factors that could cause results to differ materially from the forward-looking statements include:

• increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services;

• heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers;

• events that may negatively affect our contract with AARP;

• increased competition and other uncertainties resulting from changes in Medicare laws;

• increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry;

• our ability to execute contracts on competitive terms with physicians, hospitals and other service providers;

• failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences;

• possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire;

• costs associated with compliance with restrictions on patient privacy, including system changes, development of new administrative processes, and potential noncompliance by our business associates;

• misappropriation of our proprietary technology;

• potential effects of terrorism, including increased use of health care services, disruption of information and payment systems, and increased health care costs; and

• integration of PacifiCare’s operations may be more difficult, time-consuming or costly than expected and we may experience difficulties in maintaining relationships with employees, customers, clients, providers or suppliers.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K and quarterly reports on Form 10-Q. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

December 21, 2005	By:	David J. Lubben

Name: David J. Lubben
Title: General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Meeting script of conference call with investors and analysts on December 21, 2005